RiverFront Global Allocation Series An ALPS Advisors Solution

Supplement dated September 27, 2010 to the

Prospectus Dated July 30, 2010

The following funds are currently being offered for sale:

RiverFront Long-Term Growth Fund

RiverFront Moderate Growth Fund

RiverFront Long-Term Growth Fund & Income Fund

RiverFront Moderate Growth & Income Fund

Each fund is a series of Financial Investors Trust.

Please retain this supplement for future reference.